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                                                                   Exhibit 10.24


                            FORM OF PROMISSORY NOTE

US $ ____________                                     as of _________ __, ______
                                                             Ann Arbor, Michigan


     FOR VALUE RECEIVED, the undersigned, ________________, residing at ______________________________, ("Obligor"), hereby absolutely and
                                  -------
unconditionally promises to pay to the order of ESPERION THERAPEUTICS, INC., a Delaware corporation (the "Company"), at its office located at 3621 S. State
                           -------
Street - 695 KMS Place, Ann Arbor, Michigan 48108 (or such other place as the Company may designate by written notice to Obligor from time to time), the principal amount of _______________________________________ (US$______________),
together with simple interest on the principal amount hereof from time to time outstanding at a fixed rate equal to ___%, all payable upon the earlier to occur of (a) the termination of Obligor's employment by the Company for any reason (with or without Cause), or (b) the fifth (5/th/) anniversary of the Measurement Date (as defined below).

     1.   Allocation of Payments; Prepayments. All payments made in respect of
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this Note shall first be allocated to accrued but unpaid interest and then to unpaid principal. Payments of principal and interest due under this Note shall be made in lawful money of the United States of America and in immediately available funds. The principal of this Note (together with all accrued interest thereon) may be prepaid, without premium, penalty or discount, in whole or in part (but in amounts of principal of not less than $500), at any time and from time to time. Amounts prepaid hereunder are not available to be reborrowed.

     2.   Acceleration Upon Default. The entire unpaid principal amount of this
          -------------------------
Note, together with all accrued and unpaid interest, shall be immediately due and payable without written demand, upon the occurrence of any one or more of the following events (each, an "Event of Default"):
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          a.   Failure to Make Payment. Obligor shall fail to make any payment
               -----------------------
of principal or interest hereunder on the date any such payment is due and payable;

          b.   Employment. The employment relationship between the Obligor and
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the Company terminates for any reason (with or without Cause). For purposes hereof, "Cause" shall mean any reason materially and adversely affecting the
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best interests of the Company or any of its affiliates or such as to make it unreasonable to expect the Company to continue to employ the Obligor, including, without limitation, the conviction of any crime, the commission or attempted commission of any act of willful misconduct or dishonesty, malfeasance or negligence, the failure or neglect by the Obligor to perform his or her duties hereunder or under any other agreement with the Company or the violation or attempted violation of any provision hereof or thereof;

          c.   Death or Disability of Obligor. The death or permanent disability
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of Obligor;

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          d.   Bankruptcy, etc. of Obligor. (I) Obligor shall voluntarily
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commence, or there shall be commenced against Obligor, any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign , relating to bankruptcy, insolvency, reorganization, relief of debtors or the like, or (ii) Obligor shall generally not be able to, or shall expressly admit in writing his inability to, pay his debts as they become due;

          e.   Breach of Representations and Warranties. Any representation or
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warranty contained herein or in the Pledge Agreement executed by Obligor and dated as of the date hereof (the "Pledge Agreement") shall be false or
                                  ----------------
misleading in any material respect; or

          f.   Breach of Agreements. Obligor shall commit a material breach of
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any of the terms of the Pledge Agreement or any other agreement between Obligor and the company, and shall not cure any such breach within any applicable notice or cure period provided thereunder.

     3.   Cancellation of Indebtedness. Notwithstanding anything contained
          ----------------------------
herein to the contrary (including, without limitation, Section 2(b) above), if Obligor's employment with the Company is terminated without Cause during the time periods specified below, all or a portion of the principal amount owed by Obligor to the Company hereunder, together with the simple interest thereon, shall be canceled, as follows:

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If the Termination of Employment Occurs on or Prior      Percentage of Principal Amount and
to the Following Dates:                                  Related Interest Canceled:
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
_________________ ___, ______                            18.75%
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End of 1/st/ quarter year 1 from Measurement Date           25%
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End of 2/nd/ quarter year 1 from Measurement Date        31.25%
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End of 3/rd/ quarter year 1 from Measurement Date         37.5%
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End of 4th quarter year 1 from Measurement Date          43.75%
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End of 1st quarter year 2 from Measurement Date             50%
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End of 2/nd/ quarter year 2 from Measurement Date        56.25%
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End of 3rd quarter year 2 from Measurement Date           62.5%
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End of 4th quarter year 2 from Measurement Date          68.75%
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End of 1st quarter year 3 from Measurement Date             75%
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End of 2/nd/ quarter year 3 from Measurement Date        81.25%
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End of 3rd quarter year 3 from Measurement Date           87.5%
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End of 4th quarter year 3 from Measurement Date          93.75%
================================================================================================
After end of 4/th/ quarter year 3 from Measurement         100%
Date
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

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     Notwithstanding the foregoing, in the event the employment of Obligor by the Company is terminated by the Company for any reason other than Cause, twenty-five percent (25%) of the then remaining principal and interest thereon (after taking into account the cancellation of principal and related interest provided for above) shall be canceled. Upon cancellation of all or a portion of the principal amount and related interest thereon owed by Obligor to the Company hereunder, Obligor shall have no further obligation or liability to the Company with respect to payment of such principal amount and related interest thereon. For purposes hereof, the term "Measurement Date" shall mean _____________.
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     4.   Costs and Expenses; No Set-Off by Obligor; Set-Off by the Company.
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          a.   Costs and Expenses.  Obligor agrees to pay all costs and expenses
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(including, without limitation, reasonable attorneys' fees) incurred or payable by the Company in enforcing this Note including, without limitation, respecting the collection of any and all amounts payable under this Note.

          b.   No Set-Off by Obligor. Obligor acknowledges that his obligations
               ---------------------
to make payments hereunder are absolute and unconditional, and agrees that such payments shall not be requested to be, and shall not be, subject to any defense, set-off or counterclaim of any kind or nature, or any other action similar to the foregoing, provided that nothing contained herein shall preclude any separate proceeding by Obligor against the Company so long as such proceeding does not in any manner relate to or otherwise impair the payment or the collection of any amounts due hereunder in accordance with the terms of this Note.

          c.   Set-off by the Company. The Company shall have the absolute right
               ----------------------
to apply and set-off any and all amounts payable by the Company to Obligor, whether pursuant to any written agreement or otherwise, against any and all amounts payable by the Obligor to the Company under this Note or that Obligor may otherwise owe or be obligated to pay or reimburse to the Company.

     5.   Miscellaneous.
          -------------

          a.   Rights and Remedies. The Company shall have all rights and
               -------------------
remedies provided for by any law of any kind (including all forms of legal and equitable relief) with respect to any acceleration or any other breach or default hereunder and the Company shall in addition have any other rights and remedies provided for in this Note and the Pledge Agreement. All rights and remedies contemplated in the preceding sentence shall be independent and cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or to preclude or waive the exercise of any other right or remedy.

          b.   Severability. If any provision of this Note or the application
               ------------
thereof to any person(s) or circumstance(s) shall be invalid or unenforceable to any extent, (i) the remainder of this Note and the application of such provision to other persons or circumstance(s) shall not be affected thereby; and (ii) each such provision shall, as to such person or circumstances as to which it is not enforceable in full, by enforced to the greatest extent permitted by law.

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          c.   Amendments; No Waiver; Successors and Assigns. No amendment,
               ---------------------------------------------
modification, recission, waiver, forbearance or release of any provision of this Note shall be valid or binding unless made in writing and executed by Obligor and a duly authorized representative of the Company. No consent or waiver, express or implied, by the Company to or of any breach by Obligor in the performance by him of any of his obligations hereunder shall be deemed or construed to be a consent to or waiver of the breach in the performance of the same or any other obligation of Obligor hereunder. Failure on the part of the Company to complain of any act or failure to act by Obligor or to declare Obligor in breach irrespective of how long such failure continues, shall not constitute a waiver by the Company of any of its rights hereunder. All consents and waivers shall be in writing. All of the terms, covenants and conditions contained in this Note shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, personal representatives, estates, successors and assigns, provided that Obligor may not assign this Note or assign or delegate any of his obligations hereunder to any other person or entity without the prior consent of the Company and any such attempted assignment or delegation without such consent shall be void.

          d.   Governing Law; Waiver of Jury Trial; Jurisdiction; Notices. This
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Note, including the performance and enforceability hereof, shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to the principles of conflicts of law. Obligor waives any right to trial by jury. For the purpose of this Note and any controversy arising hereunder, Obligor expressly and irrevocably submits and consents in advance to the exclusive jurisdiction of the courts located in the State of Michigan and waives any objection (on the grounds of lack of jurisdiction or forum non conveniens, or otherwise) to the exercise of such jurisdiction over him by any such court located in the State of Michigan. Any notice, demand or other written document in connection with this Note shall be in writing signed by the party giving such notice and delivered in the manner set forth in the Pledge Agreement.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the day and year first above written.

WITNESS:                                    OBLIGOR


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